UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2025

SYMBOTIC INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Research Drive Wilmington, MA	01887
(Address of principal executive offices)	(Zip Code)
(978) 284-2800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SYM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07Submission of Matters to a Vote of Security Holders.

On March 6, 2025, Symbotic Inc. (the “Company”) held its 2025 annual meeting of stockholders via live audio webcast (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 17, 2025.

As of January 6, 2025, the record date for the Annual Meeting, there were 106,662,107 shares of Class A common stock, 76,586,618 shares of Class V-1 common stock and 404,309,196 shares of Class V-3 common stock outstanding and entitled to vote at the Annual Meeting. Holders of shares of Class A common stock and Class V-1 common stock were entitled to one vote per share of Class A common stock or Class V-1 common stock, as the case may be, and holders of shares of Class V-3 common stock were entitled to three votes per share of Class V-3 common stock they beneficially own. All holders of Class A common stock, Class V-1 common stock and Class V-3 common stock voted together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting. There were 95,968,384 shares of Class A common stock, 75,314,918 shares of Class V-1 common stock and 404,309,196 shares of Class V-3 common stock present or represented by valid proxy at the Annual Meeting, representing 99.14% of the combined voting power of the shares entitled to vote as of the record date, thus establishing a quorum for the Annual Meeting.

The stockholders voted on the following proposals at the Annual Meeting:

1.To elect seven directors, each to serve for a term of one year until the 2026 Annual Meeting of Stockholders, until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal.
2.To approve an advisory vote on the frequency of a stockholder vote on our executive compensation.
3.To approve an advisory vote on our executive compensation.
4.To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending September 27, 2025.

The final number of votes cast for and against and the final number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1.Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Richard Cohen	1,367,146,328	1,285,260	15,779,303
Rollin Ford	1,365,432,560	3,003,305	15,775,026
Charles Kane	1,365,727,320	2,708,545	15,775,026
Todd Krasnow	1,367,852,800	583,065	15,775,026
Vikas Parekh	1,365,477,175	2,958,690	15,775,026
Daniela Rus	1,368,310,196	125,669	15,775,026
Merline Saintil	1,362,638,241	5,789,399	15,783,251

Each of the seven nominees for director was elected to serve for a term of one year until the 2026 Annual Meeting of Stockholders, until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal.

2.Advisory Vote on Frequency of Stockholder Vote on Executive Compensation

1 Year	2 Years	3 Years	Withheld
1,366,202,537	90,168	2,090,871	52,289
A majority of the votes cast voted, on a non-binding advisory basis, in favor of having a stockholder vote to approve the compensation of the Company’s named executive officers every year.

3.Advisory Vote on Executive Compensation

For	Against	Withheld	Broker Non-Votes
1,367,360,411	963,769	111,685	15,775,026
A majority of the votes cast voted in favor of the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

4.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Withheld
1,383,461,333	682,826	66,732
There were no broker non-votes with respect to this proposal.

The stockholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending September 27, 2025.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 10, 2025

Symbotic Inc.

By:	/s/ Carol Hibbard
Name:	Carol Hibbard
Title:	Chief Financial Officer and Treasurer